EXHIBIT 10(j)


                          INTRUST FINANCIAL CORPORATION

                         GRANT OF INCENTIVE STOCK OPTION


Date of Grant:                     , 1995


        THIS GRANT OF INCENTIVE STOCK OPTION (the "Agreement"), dated as of the date of grant first stated above (the "Date of Grant"), is delivered


        BY                                        INTRUST FINANCIAL CORPORATION,
                                                   a Kansas corporation,
                                                   hereinafter referred to as

                                   "Company,"

        TO                                         ____________________________,
                                                   an individual,
                                                   hereinafter referred to as

                                   "Grantee."


        WHEREAS, the Board of Directors of Company (the "Board") on , 1995, adopted, subject to subsequent shareholder approval, the Intrust Financial Corporation 1995 Incentive Plan (the "Plan");

        WHEREAS, Grantee is an employee or officer of Company or one of its subsidiaries (Grantee's employer is sometimes referred to herein as the "Employer");

        WHEREAS, the Plan provides for the granting of incentive stock options by a committee to be appointed by the Board (the "Committee") to employees and officers of Company or any subsidiary of Company to purchase, or to exercise certain rights with respect to, shares of the common stock, no par value, of Company (the "Stock"), in accordance with the terms and provisions thereof; and

        WHEREAS, the Committee considers Grantee to be a person who is eligible for a grant of incentive stock options under the Plan, and has determined that it would be in the best interest of Company to grant the incentive stock options documented herein.

        NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, Company and Grantee hereby agree as follows:
        1. Grant of Option. Subject to the terms and conditions hereinafter set forth, Company, with the approval and at the direction of the Committee, hereby grants to Grantee, as of the Date of Grant, an option to purchase up to ( ) shares of Stock at a purchase price per share of one hundred percent (100%) of the "Fair Market Value" per share on the Date of Grant. Such option is hereinafter referred to as the "Option" and the shares of common stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended [the "Code"]).

        2. Vesting of Exercise Rights. Subject to the other terms of this Agreement, the Option shall become exercisable in five (5) installments, Grantee having the right hereunder to purchase from Company the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

        A) On and after the first (1st) anniversary of the Date of Grant, up to one-fifth (1/5th) (ignoring fractional shares) of the total number of Option Shares;

        B) On and after the second (2nd) anniversary of the Date of Grant, up to an additional one-fifth (1/5th) (ignoring fractional shares) of the total number of Option Shares;

        C) On and after the third (3rd) anniversary of the Date of Grant, up to an additional one-fifth (1/5th) (ignoring fractional shares) of the total number of Option Shares;

        D) On and after the fourth (4th) anniversary of the Date of Grant, up to an additional one-fifth (1/5th) (ignoring fractional shares) of the total number of Option Shares; and

        E) On and after the fifth (5th) anniversary of the Date of Grant, the remaining Option Shares.

        3.     Termination of Option.

        A) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten (10) years from the Date of Grant (the "Option Term").

        B) Upon the occurrence of Grantee's ceasing for any reason to be employed by the Employer, the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of Grantee's employment, except in a case where the termination of Grantee's employment is by reason of retirement, disability or death. Upon a termination of Grantee's employment by reason of retirement, disability or death, the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of retirement, disability or death: (i) the one (1) year period following the date of such termination of Grantee's employment in the case of a disability (within the meaning of Section 22(e)(3) of the Code), (ii) the six (6) month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of Grantee's estate, in the case of Grantee's death during his or her employment by the Employer, but not later than one (1) year after Grantee's death, and (iii) the three (3) month period following the date of such termination in the case of retirement on or after attainment of age sixty-five (65), or in the case of disability other than as described in (i) above. In no event, however, shall any such period extend beyond the Option Term.

        C) In the event of the death of Grantee, the Option may be exercised by Grantee's legal representative, but only to the extent that the Option would otherwise have been exercisable by Grantee.

        D) A transfer of Grantee's employment between Company and any subsidiary of Company, or between any subsidiaries of Company, shall not be deemed to be a termination of Grantee's employment.

        E) Notwithstanding anything to the contrary set forth herein or in the Plan, in the event Grantee shall (i) commit any act of malfeasance or wrongdoing affecting Company or any subsidiary of Company, (ii) breach any covenant not to compete, or employment contract, with Company or any subsidiary of Company, or (iii) engage in conduct that would warrant Grantee's discharge for cause (excluding general dissatisfaction with the performance of Grantee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon Company or any subsidiary of Company), any unexercised portion of the Option shall immediately terminate and be null and void.

        F) Notwithstanding anything to the contrary set forth herein or in the Plan, the effectiveness of the Grant of the Option is subject to Company timely obtaining shareholder approval of the Plan as required by the Code. In the event such shareholder approval is not obtained within twelve (12) months of the Date of Grant, then the Option and all rights hereunder with respect thereto shall immediately terminate and become null and void.

        4.     Exercise of Options.

        A) Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of Company at Company's principal executive office written notice delivered in person or by mail of Grantee's intention to exercise. The notice of the exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five
             (5) days after the giving of the notice unless an earlier time shall have been mutually agreed upon.

        B) Full payment (in U.S. dollars) by Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Committee, in whole or in part through the surrender of previously acquired shares of Stock at their Fair Market Value on the exercise date. On the exercise date specified in Grantee's notice or as soon thereafter as is practicable, a certificate or certificates for the Option Shares then being purchased shall be issued to Grantee upon full payment of the exercise price for such Option Shares. The obligation of Company to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its sole discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or a connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

        C) If Grantee fails to timely pay for any of the Option Shares specified in the notice or fails to accept delivery thereof, Grantee's right to purchase the Option Shares may be terminated by Company.

        5. Adjustment of Option Shares and Option Price. In the event of any stock dividend or subdivision of the shares of common stock of Company into a greater number of shares, the purchase price hereunder shall be proportionately reduced and the number of shares subject to the Option shall be proportionately increased; conversely, in the event of any combination of the outstanding shares of common stock of Company, the purchase price hereunder shall be proportionately increased and the number of shares of Stock subject to the Option shall be proportionately reduced.

        6. Effect of Change in Control. Notwithstanding anything contained in this Agreement to the contrary, in the event of a Change in Control (as such term is defined under the Plan), the Option shall become immediately and fully exercisable and Grantee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, the Option or portion of the Option to the extent not yet exercised and Grantee will be entitled to receive a cash payment in an amount equal to the excess, if any, over the aggregate purchase price for such Shares under the Option, of the Fair Market Value, at the time of surrender, of the Shares subject to the Option or portion thereof surrendered.

        7. Investment Representation. Upon demand by the Committee, Grantee shall deliver to the Committee, at the time of any exercise of the Option or portion thereof, a written representation that the Stock to be acquired upon such exercise is to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand by the Committee, delivery of such representation prior to the delivery of any certificates representing the Stock issuable upon exercise of the Option and prior to the expiration of the Option Term shall be a condition precedent to the right of Grantee to purchase any shares of Stock.

        8. Rights as a Shareholder. Neither Grantee nor any personal representative shall be, nor shall have any of the rights and privileges of, a shareholder of Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, unless and until
(i) the Option shall have been exercised pursuant to the terms thereof, (ii) Company shall have issued and delivered a certificate evidencing the shares of Stock to Grantee, and (iii) Grantee's name shall have been entered as a stockholder of record on the books of Company. Thereupon, Grantee shall thereafter have full voting, dividend and other ownership rights with respect to such shares.

        9. Non-Transferability of Option. During Grantee's lifetime, the Option shall be exercisable only by Grantee or any guardian or legal representative of Grantee, and the Option shall not be transferrable otherwise than by will or the laws of descent and distribution (but shall be exercisable by Grantee's executor or administrator pursuant to Paragraph 3(B) hereof) or pursuant to a qualified domestic relations order as defined by the Code, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interests hereby conferred, then Company may terminate the Option by notice to Grantee and the Option shall thereupon become null and void.

        10. No Right to Continued Employment. Neither the granting of the Option nor its exercise shall not be construed as granting to Grantee any right to continuing employment by Company. Except as may otherwise be limited by a written agreement between Company and Grantee, the right of Company to terminate at will Grantee's employment with Company at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by Company, and acknowledged by Grantee.

        11. Disposition of Shares. No share of Stock acquired by the exercise of the Option shall be transferable, other than by will or by the laws of descent and distribution, within two (2) years of the Date of Grant or within one (1) year after the transfer of shares pursuant to exercise of the Option. Each certificate representing shares of Stock acquired by the exercise of the Option shall bear a legend to that effect. Grantee hereby further acknowledges that the transfer of the shares of Stock acquired by the exercise of the Option may be limited by Rule 144 of the General Rules and Regulations promulgated under the Securities Act of 1933, as amended.

        12. Amendment of Option. The Option may be amended by the Board or the Committee at any time (a) if the Board or the Committee determines, in their sole discretion, that amendment is necessary or advisable in light of any addition to or change in the Code, or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option or (b) other than in the circumstances described in clause (a), with the consent of Grantee.

        13. Fair Market Value. For purposes of this Agreement, the term "Fair Market Value" of a share of Stock shall mean the Fair Market Value of the Stock as determined in good faith by the Committee; provided, however, that (a) if the Stock is admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Stock on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported (b) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") and has been designated as a National Market System ("NMS") security, Fair Market Value on any date shall be the last sale price reported for the Stock on such system on such date or, if no sale was reported on such date, on the last day preceding such date on which a sale was reported, or (c) if the Stock is admitted to quotation on NASDAQ and has not been designated a NMS security or is listed on another comparable quotation system, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the shares of Stock on such system on such date or, if no sale was reported on such date, on the last day preceding such date on which a sale was reported.

        14. Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.


        IN WITNESS WHEREOF, Company and Grantee have executed this Agreement in a manner appropriate to each as of the day and year first above written.


                                                   INTRUST FINANCIAL CORPORATION


                                                   By

                                                   Title:

                                                  "Company"


                                                   ACCEPTED AND AGREED TO:



                                                   (Signature)


                                                   (Print Name)

                                                   "Grantee"